          As filed with the Securities and Exchange Commission on July 10, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                    under the
                             Securities Act of 1933

                               METATEC CORPORATION
             (Exact name of registrant as specified in its charter)

           Florida                                      59-1698890
(State or other jurisdiction of                 (IRS Employer Identifica-
 incorporation or organization)                         tion Number)

                             7001 Metatec Boulevard
                               Dublin, Ohio 43017
               (Address of Principal Executive Offices) (Zip Code)

                               Metatec Corporation
                        1992 Directors' Stock Option Plan
                            (Full title of the plan)

                          Jeffrey M. Wilkins, Chairman
                           and Chief Executive Officer
                             7001 Metatec Boulevard
                               Dublin, Ohio 43017
                     (Name and address of agent for service)

                                 (614) 761-2000
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

=====================================================================================
                                         Proposed         Proposed
                                         maximum           maximum
                           Amount        offering         aggregate      Amount of
Title of securities        to be         price per        offering      registration
to be registered       registered(1)     share(2)          price(2)          fee
-------------------------------------------------------------------------------------
Common Shares,
 par value $.10            50,000         $5.63            $281,500         $88.00
=====================================================================================

(1) The number of shares being registered represents additional shares authorized under the 1992 Directors' Stock Option Plan and not previously registered. In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this Registration Statement also includes an indeterminable number of additional shares that may become issuable pursuant to antidilution adjustment provisions of the Plan.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(h)(1) and 457(c) on the basis of the average of the high and low sale prices for the Registrant's Common Shares in the NASDAQ National Market system on July 7, 1997.

              METATEC CORPORATION 1992 DIRECTORS' STOCK OPTION PLAN

                             ----------------------


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The contents of the Registrant's Registration Statement on Form S-8 (Registration No. 33-52700) filed on October 1, 1992, as amended by the contents of the Registrant's Registration Statement on Form S-8 (Registration No. 33-80172) filed on June 13, 1994, are hereby incorporated by reference in this registration statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dublin, State of Ohio, on July 9, 1997.

                                         METATEC CORPORATION

                                         By/s/ Jeffrey M. Wilkins
                                           ------------------------------------
                                            Jeffrey M. Wilkins, Chairman of the
                                            Board and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

         Name                                         Title                                     Date
         ----                                         -----                                     ----

/s/ Jeffrey M. Wilkins                      Chairman of the Board,                         July 9, 1997
--------------------------                  Chief Executive Officer
Jeffrey M. Wilkins                          (principal executive
                                            officer), and Director


/s/ Gregory T. Tillar                       President, Chief Operating                     July 9, 1997
--------------------------                  Officer, and Director
Gregory T. Tillar

/s/ Julia A. Pollner                        Vice President,                                July 9, 1997
--------------------------                  Finance, and Treasurer
Julia A. Pollner                            (principal financial
                                            and accounting officer)


A. Grant Bowen*                             Director                                       July 9, 1997
--------------------------
A. Grant Bowen

E. David Crockett*                          Director                                       July 9, 1997
--------------------------
E. David Crockett

Peter J. Kight*                             Director                                       July 9, 1997
--------------------------
Peter J. Kight

Jerry D. Miller*                            Director                                       July 9, 1997
--------------------------
Jerry D. Miller

James V. Pickett*                           Director                                       July 9, 1997
--------------------------
James V. Pickett

*The undersigned hereby executes this registration statement on behalf of each of the indicated directors of the Registrant pursuant to powers of attorney executed by such directors and filed as an exhibit to this registration statement.

/s/ Jeffrey M. Wilkins                                                                     July 9, 1997
----------------------------------
Jeffrey M. Wilkins

                                  EXHIBIT INDEX

Exhibit                                              If Incorporated by reference, document
Number            Exhibits                           with which Exhibit was previously filed
------            --------                           ---------------------------------------

4(a)              The Registrant's                   Incorporated herein by reference to Exhibit 3(a) of
                  Amended and Restated               Amendment No. 2 to the Registrant's Registration
                  Articles of                        Statement on Form S-1 (File No. 33-60898) filed
                  Incorporation                      on June 2, 1993

 (b)              The Registrant's                   Incorporated herein by reference to Exhibit 3(b) to the
                  Amended and Restated               Registrant's Registration Statement on Form S-1
                  By-Laws                            (File No. 33-60878) filed on April 9, 1993

 (c)              Form of Share                      Incorporated herein by reference to Exhibit 4 of
                  Certificate                        Amendment No. 2 to the Registrant's Registration
                                                     Statement on Form S-1 (File No. 33-60878) filed on
                                                     June 2, 1993

 (d)              Metatec Corporation                Incorporated herein by reference to Exhibit 4(c) of the
                  1992 Directors'                    Registrant's Registration Statement on Form S-8
                  Stock Option Plan                  (File No. 33-52700) filed on October 1, 1992

 (e)              Amendment No. 1 to                 Incorporated herein by reference to Exhibit 4(e) of
                  Metatec Corporation                the Registrant's Registration Statement on
                  1992 Directors' Stock              Form S-8 (File No. 33-80172) filed on June 13, 1994
                  Option Plan

 (f)              Amendment No. 2 to                 Incorporated herein by reference to Exhibit 10(k) of
                  Metatec Corporation                the Registrant's Annual Report on Form 10-K
                  1992 Directors'                    for the fiscal year ended December 31, 1995
                  Stock Option Plan

 (g)              Amendment No. 3 to                 Incorporated herein by reference to Exhibit 10(i) of
                  Metatec Corporation                the Registrant's Annual Report on Form 10-K
                  1992 Directors'                    for the fiscal year ended December 31, 1995
                  Stock Option Plan

 (h)              Amendment No. 4 to                 Incorporated herein by reference to Exhibit 10(m) of
                  Metatec Corporation                the Registrant's Annual Report on Form 10-K
                  1992 Directors'                    for the fiscal year ended December 31, 1996
                  Stock Option Plan

5                 Opinion of Baker &                 Contained herein
                  Hostetler LLP

23 (a)            Consent of Baker &                 Contained in Exhibit 5
                  Hostetler LLP

   (b)            Consent of Deloitte &              Contained herein
                  Touche LLP

24                Powers of Attorney                 Incorporated herein by reference to Exhibit 24 of the
                                                     Registrant's Registration Statement on Form S-8 (File
                                                     No. 333-03125) filed on May 3, 1996.